UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2019

Nuveen Closed-End Funds

JGH	Nuveen Global High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

Financial markets finished 2019 on a high note, despite the challenges of a weak start to the year, a slower global economy and heightened geopolitical risks. While global manufacturing languished, consumers remained resilient amid tight labor markets, growing wages and tame inflation. Global business sentiment, however, was less optimistic due to trade frictions and weaker global demand. Across advanced economies growth in corporate profits and earnings was subdued in 2019. Nevertheless, the Federal Reserve’s (Fed) pivot to easing monetary conditions, along with liquidity provided by other central banks around the world, provided confidence that the economic cycle could be extended. Additionally, the year ended with a reduction in trade tensions and Brexit uncertainty, although the next phase of U.S.-China trade negotiations are expected to be more challenging and the U.K. has a relatively short transition window in which to redefine its relationship with the European Union.

We continue to anticipate muted economic growth and increased market volatility this year. The U.S. economy held steady in the second half of 2019, although growth for the year overall moderated from 2018’s pace. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Fed’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Although consumer spending in Europe and Japan, like in the U.S., has remained supported by jobs growth and rising wages, economic growth there appears more fragile. The COVID-19 coronavirus outbreak poses a new downside risk to the global economy, as disruptions to both demand and production ripple through global supply chains. We are closely monitoring the situation.

At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 21, 2020

Portfolio Managers’ Comments

Nuveen Global High Income Fund (JGH)

Nuveen Global High Income Fund (JGH) features portfolio management by Nuveen Asset Management, LLC (NAM) an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Kevin Lorenz, CFA (effective March 26, 2019), Anders Persson, CFA, and Michael Ainge, CFA.

Effective July 31, 2019, Timothy Palmer is no longer a portfolio manager of the Fund.

Here the Fund’s portfolio management team discusses the economy and financial markets, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2019.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the fourth quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “advance” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the final months of the year, the economy was boosted by moderate consumer spending, along with positive contributions from government spending and trade, which offset weakness in business investment. For 2019 as a whole, U.S. GDP grew 2.3%, a decline from 2.9% in 2018 and the slowest pace since 2016.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in December 2019 from 3.9% in December 2018 and job gains averaged around 176,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 2.9% in December 2019. However, inflation remained subdued. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended December 31, 2019 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.5% year-over-year in November 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.0% and 2.6%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks, escalating rhetoric from both sides and a series of tariff increases, tensions appeared to ease in the later months of 2019. The U.S. and China signaled their agreement on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. (Subsequent to the close of the reporting period, the “phase one” deal was signed on January 15, 2020.) While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union, Brazil and Argentina also arose throughout the reporting period. More than a year after the three countries signed onto the U.S., Mexico and Canada Agreement (USMCA) trade deal, which replaces the North American Free Trade Agreement, the U.S. House of Representatives approved the deal in December 2019 (and, subsequent to the close of the reporting period, the Senate voted in January 2020 to approve it). Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.

The Brexit saga also appeared to make a breakthrough by the end of 2019. After former Prime Minister Theresa May was unable to secure a Brexit deal by the original March 29, 2019 deadline, she resigned as of June 7, 2019. When her successor, Boris Johnson, failed to meet the EU’s first deadline extension of October 31, 2019, the EU approved a “flextension” to January 31, 2020. A U.K. general election was scheduled for December 2019, wherein the Conservative Party won a large majority and bolstered Prime Minister Johnson’s mandate to get Brexit done. A few days later, the British Parliament passed the Brexit Bill. In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.

Elsewhere, anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019, and Venezuela’s economic and political crisis deepened. In Argentina, markets were shocked by the defeat of incumbent President Macri, prompting concerns about the economic policies favored by the incoming Fernandez administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2019?

The Fund’s investment objective is to seek a high level of current income. In an effort to achieve this objective, the Fund is invested using NAM’s diversified global high income strategy, which invests in a portfolio of high yield (below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum. The Fund is allowed to invest in the following security types: U.S. high yield bonds, non-U.S. high yield bonds from developed and emerging markets and other income producing investments such as preferred and convertible securities. The Fund’s mandate is to invest at least 65% of managed assets in securities rated lower than investment grade at the time of purchase or, if non-rated, judged to be of comparable quality by the management team. At least 40% of the Fund’s assets will be invested in securities issued by non-U.S. entities and up to 25% will be invested in debt obligations from issuers located in emerging market (EM) countries. Up to 15% of the Fund’s assets may be in unhedged non-U.S. dollar-denominated securities.

In addition, the Fund may use derivatives as part of its management strategy and will typically use leverage, which is discussed in more detail in the Fund Leverage section of this report. Derivatives related to foreign currencies will only be used to hedge the currency risk of the Fund’s investments in non-U.S. dollar denominated securities, while other derivative types may be used to manage the Fund’s interest rate sensitivity or in an effort to increase the Fund’s yield or enhance returns.

How did the Fund perform during this twelve-month reporting period ended December 31, 2019?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended December 31, 2019. For the twelve-month period reporting period ended December 31, 2019, the Fund’s total return at net asset value (NAV) outperformed the Bloomberg Barclays Global High Yield Hedged Index.

At the beginning of the reporting period, the U.S. high yield market saw a swift reversal from its sharp 2018 year-end sell-off, leading to the strongest first-quarter return for the sector in more than 25 years. The asset class benefited from the Fed’s abrupt shift to a more dovish tone as policymakers around the world acknowledged economic headwinds and the benign inflation environment. The Fed’s policy pivot reduced the threat of a possible recession, driving a strong rally across fixed income spread sectors. More broadly speaking, the high yield segment continued to be supported by stable credit fundamentals and sustained low defaults. The technical backdrop for high yield was also strong as capital from around the globe continued to flow into the asset class in the hunt for yield in the ultra-low rate environment. Although corporate earnings momentum moderated in the fourth quarter 2019, the supportive macro backdrop and more favorable business sentiment going into 2020 collapsed market volatility and continued to provide a strong tailwind for valuations in the high yield market. Spreads tightened throughout the reporting period, particularly in the higher quality segment of the market and the high yield asset class produced strong returns. In the U.S. market, spreads tightened by 190 basis points during the reporting period to end at 336 basis points over Treasuries (Bloomberg Barclays U.S. High Yield Index). Despite the strong overall returns of the U.S. high yield asset class, lower quality, CCC rated bonds underperformed for the majority of the reporting period due to persistent fears about the economic growth outlook. The BB rated category was the best performing high yield segment followed by single B rated credits.

The non-U.S. segment of the high yield market and U.S. dollar-denominated emerging market (EM) sovereign debt also rallied and posted strong positive excess returns versus Treasuries, although slightly behind U.S. high yield. At the beginning of the reporting period, the segments trailed U.S. high yield due to ongoing concerns about weaker global growth and trade tensions. Within EM sovereign debt, high yield also experienced some bouts of underperformance due to volatility experienced in several countries including Argentina and Venezuela. Argentina’s sovereign bonds suffered after an unexpected primary election outcome that raised questions about the future direction of policy and

Portfolio Managers’ Comments (continued)

engagement with multilaterals and creditors. However, toward the end of the reporting period, EM high yield sovereign debt strongly rallied due to more clarity regarding the U.S./China trade deal and Central Bank policy.

The Fund experienced strong outperformance and had very few performance detractors due to active management, the “risk-on” rally and dampened volatility. The most impactful contributors were related to the Fund’s various credit quality exposures. In particular, performance was enhanced by overweight positions in the BB and single B rating categories. Results also benefited from an underweight position in C to CCC+ rated bonds versus the benchmark, due to the underperformance of lower rated bonds. We sold out of a number of lower rated positions that fared poorly after we exited, including DOF Subsea, Intelsat and Hexion.

The Fund was also rewarded for its overweight to developed market high yield debt and underweight allocation to EM debt over the course of the reporting period. In particular, the Fund avoided several distressed situations in the EM space, benefiting from underweight allocations to Argentine and Lebanese sovereign debt. Argentina’s bonds were in a freefall for much of the reporting period after it became obvious that the country’s debt would need restructuring and the market awaited a credible economic plan that would pave a sustainable path for the country’s debt load. Lebanese debt suffered a sharp repricing as the formation of any effective government remained challenging amidst an already difficult macroeconomic backdrop.

The Fund’s longer duration profile throughout most of the reporting period aided performance, although we did reduce duration toward the end of the reporting period. Longer duration assets rallied as the Fed definitively shifted course to a dovish stance and rates fell at the long end of the yield curve. The Fund benefited from its overweight exposure to banking and other financials, including preferred and contingent capital (CoCo) securities, areas that outperformed the index by a wide margin driven by their longer duration profiles versus industrials and utilities. The rally in banks was also helped along by the Fed’s 2019 stress test results, which confirmed the resiliency of U.S. bank balance sheets. U.K.’s stress test results also came back strong, while the European Union’s tests scheduled for later in 2020 are expected to show similar results for large Western European banks.

The Fund experienced strong absolute and relative returns during the reporting period and had no material detractors to relative performance in terms of sector or credit quality weightings. Given the rally in the U.S. and global high yield markets, the largest drag on the portfolio came from its holdings in cash and equivalents.

In terms of individual laggards, an overweight position in business process automation provider Exela Technologies detracted in the technology sector. Bonds suffered losses after the market grew concerned about liquidity and business fundamentals following the company’s earnings miss and negative outlook revision. An underweight to Ukraine’s sovereign bonds also detracted given the outperformance in the country’s debt during 2019. Also, in energy, an underweight in Brazilian petroleum company Petrobras hindered results given its outsized gains versus the index.

We continue to position the portfolio in high income producing investments across geographies that we believe will make timely interest and principal payments in order to meet the Fund’s objective. While the global economy is on stable footing, spread tightening took valuations to near peak levels over the course of the reporting period, especially in the higher quality segment of the high yield market. Spreads are discounting continued expansion and macro stability, which is in line with our base case, but still leave the market vulnerable to other, less favorable scenarios. In the current environment, duration risk is more significant as changes in rates and spreads will be a larger determinant of total return while lower yields are less able to buffer to any price shocks. We have therefore adopted a more cautious stance on interest rate risk in general and longer-duration investments specifically. We have maintained the Fund’s defensive positioning across BB and B rated credits, while rotating away from overvalued spread and rate exposures. Also, we increased exposure to bank loans and other floating rate high yield assets, in part to protect against the potential for rate hikes, which we believe the market is underpricing, and also to take advantage of relative value opportunities between certain leveraged loans and high yield bonds. We also increased positions in lower rated bonds where we found attractively priced opportunities. We have maintained overweights to sectors with more stable free cash flow profiles (utilities and transportation infrastructure) and remain underweight sectors with more cyclical characteristics.

The Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These positions had a negligible impact on performance during the reporting period. The Fund also used forward foreign currency contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures. The overall effect of these contracts was negligible during the reporting period.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

The Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on total return performance during this reporting period.

As of December 31, 2019, the Fund’s percentages of leverage are shown in the accompanying table.

JGH
Effective Leverage*	29.41%
Regulatory Leverage*	29.41%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2019	Draws	Paydowns	December 31, 2019	Average Balance Outstanding	Draws	Paydowns	February 27, 2020
$175,200,000	$ —	$ —	$175,200,000	$175,200,000	$2,800,000	$ —	$178,000,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2019. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Common Share Amounts
January 2019	$0.1070
February	0.1070
March	0.1020
April	0.1020
May	0.1020
June	0.1020
July	0.1020
August	0.1020
September	0.1020
October	0.1020
November	0.1020
December 2019	0.1020
Total Distributions	$1.2340

Current Distribution Rate*	7.47%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

The Fund pays a regular monthly distribution to shareholders based on dividends and interest received from portfolio securities, net of expense. The Fund invests in a global high income strategy which blends high-yield bonds and other income producing securities. The Fund utilizes a currency hedging strategy which allows up to 15% of the Fund’s assets to be in unhedged non-U.S. dollar-denominated securities. When a non-U.S. dollar denominated fixed-income security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, while net currency losses will offset any net income from dividends and interest.

Year-to date, the Fund has experienced net currency losses as the U.S. dollar generally strengthened relative to foreign currencies. These net currency losses offset a portion of the Fund’s net investment income from dividends and interest. Consequently, a portion of the distributions paid year-to-date are being re-characterized as return of capital, which is identified in the table below.

The following table provides the Fund’s distribution sources as of December 31, 2019.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes is reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/closed-end-funds.

Common Share Information (continued)

Data as of December 31, 2019

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
97.16%	0.00%	2.84%	$1.2340	$1.1989	$0.0000	$0.0351

[1]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of December 31, 2019

		Annualized			Cumulative
Inception Date	Latest Monthly Per Common Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV
11/24/2014	$0.1020	6.75%	21.54%	6.12%	6.80%

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019, the Fund’s Board of Trustees reauthorized an open-market common share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JGH
Common shares cumulatively repurchased and retired	900,000
Common shares authorized for repurchase	2,320,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2019, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JGH
Common share NAV	$18.14
Common share price	$16.38
Premium/(Discount) to NAV	(9.70)%
12-month average premium/(discount) to NAV	(12.16)%

Risk Considerations and Investment Policy Updates

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Global High Income Fund (JGH)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH.

Investment Policy Updates

Change in Investment Policy

The Fund has recently adopted the following policy regarding limits to investments in illiquid securities:

While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on the Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but the Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

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JGH	Nuveen Global High Income Fund Performance Overview and Holding Summaries as of December 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2019

	Average Annual
	1-Year	5-Year	Since Inception
JGH at Common Share NAV	21.54%	6.82%	6.12%
JGH at Common Share Price	29.93%	8.41%	6.99%
Bloomberg Barclays Global High Yield Hedged Index	13.34%	6.53%	6.02%

Since inception returns are from 11/24/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	101.2%
Sovereign Debt	15.0%
Contingent Capital Securities	8.0%
Variable Rate Senior loan Interests	7.1%
$1,000 Par (or similar) Institutional Preferred	7.1%
$25 Par (or similar) Retail Preferred	0.6%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	2.1%
Net Assets Plus Borrowings	141.7%
Borrowings	(41.7)%
Net Assets	100%

Top Five Issuers

(% of total investments)

TransDigm Inc	1.0%
Petroleos Mexicanos	0.9%
Credit Agricole SA	0.9%
Royal Bank of Scotland Group PLC	0.9%
PetSmart Inc	0.8%

Portfolio Composition

(% of total investments)

Sovereign Debt	10.8%
Oil, Gas & Consumable Fuels	9.1%
Banks	7.0%
Media	6.5%
Metals & Mining	4.6%
Commercial Services & Supplies	4.0%
Wireless Telecommunication Services	3.9%
Hotels, Restaurants & Leisure	3.2%
Diversified Telecommunication Services	2.9%
Health Care Providers & Services	2.9%
Chemicals	2.8%
Consumer Finance	2.5%
Specialty Retail	2.4%
Auto Components	2.3%
Food Products	2.3%
Capital Markets	2.1%
Machinery	1.8%
Energy Equipment & Services	1.8%
Insurance	1.8%
Aerospace & Defense	1.7%
Electric Utilities	1.6%
Automobiles	1.4%
Construction Materials	1.2%
Other	19.0%
Repurchase Agreements	0.4%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

A	0.6%
BBB	12.0%
BB or Lower	86.6%
N/R (not rated)	0.8%
Total	100%

Country Allocation

(% of total investments)

United States	54.1%
United Kingdom	4.4%
Canada	3.5%
Mexico	2.6%
France	2.5%
Brazil	2.4%
Australia	1.6%
Luxembourg	1.6%
South Africa	1.4%
Japan	1.3%
Switzerland	1.3%
Germany	1.2%
China	1.2%
Ireland	1.2%
Other	19.7%
Total	100%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Global High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Global High Income Fund (the “Fund”) as of December 31, 2019, the related statement of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 27, 2020

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

JGH	Nuveen Global High Income Fund Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 139.0% (99.6% of Total Investments)

	CORPORATE BONDS – 101.2% (72.4% of Total Investments)

	Aerospace & Defense – 2.3%

$3,000	Bombardier Inc, 144A	7.500%	3/15/25	B	$3,093,720
1,075	Bombardier Inc, 144A	7.875%	4/15/27	B	1,105,906
1,700	TransDigm Inc	6.375%	6/15/26	B–	1,803,037
1,000	TransDigm Inc	7.500%	3/15/27	B–	1,093,800
2,725	TransDigm Inc, 144A	5.500%	11/15/27	B–	2,755,602
9,500	Total Aerospace & Defense				9,852,065

	Airlines – 1.3%

2,000	Latam Finance Ltd, 144A	7.000%	3/01/26	BB–	2,165,020
3,000	Virgin Australia Holdings Ltd, 144A	7.875%	10/15/21	B	3,095,880
5,000	Total Airlines				5,260,900

	Auto Components – 2.9%

2,000	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	1,785,000
1,000	Adient US LLC, 144A	7.000%	5/15/26	Ba2	1,090,000
225	Dana Inc	5.375%	11/15/27	BB+	231,750
2,250	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.750%	2/01/24	BB+	2,334,375
1,275	IHO Verwaltungs GmbH, 144A, (cash 4.750%, PIK 5.500%)	4.750%	9/15/26	BB+	1,300,500
3,000	IHO Verwaltungs GmbH, 144A, (cash 6.375%, PIK 7.125%)	6.375%	5/15/29	BB+	3,225,000
1,900	Panther BF Aggregator 2 LP / Panther Finance Co Inc, 144A	8.500%	5/15/27	B	2,018,750
11,650	Total Auto Components				11,985,375

	Automobiles – 1.2%

4,565	Ford Motor Credit Co LLC, (3)	5.584%	3/18/24	BBB	4,937,998

	Banks – 1.4%

2,355	Quicken Loans Inc, 144A	5.250%	1/15/28	Ba1	2,437,425
2,500	Royal Bank of Scotland Group PLC	6.100%	6/10/23	A–	2,750,893
445	Standard Chartered PLC, 144A	5.700%	3/26/44	A–	570,884
5,300	Total Banks				5,759,202

	Building Products – 1.6%

1,870	American Woodmark Corp, 144A	4.875%	3/15/26	BB	1,916,750
1,524	Builders FirstSource Inc, 144A	5.625%	9/01/24	BB–	1,584,960
2,000	James Hardie International Finance DAC, 144A	5.000%	1/15/28	BBB–	2,100,000
1,000	Omnimax International Inc, 144A	12.000%	8/15/20	Caa1	990,000
6,394	Total Building Products				6,591,710

	Capital Markets – 1.6%

2,000	DKT Finance ApS, 144A	9.375%	6/17/23	B–	2,127,900
2,000	Donnelley Financial Solutions Inc	8.250%	10/15/24	B	2,045,000
2,410	Jefferies Finance LLC / JFIN Co–Issuer Corp, 144A	7.250%	8/15/24	BB–	2,482,300
6,410	Total Capital Markets				6,655,200

	Chemicals – 3.9%

3,000	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B–	3,262,500
1,500	Chemours Co	5.375%	5/15/27	Ba3	1,327,500
840	Kraton Polymers LLC / Kraton Polymers Capital Corp, 144A	7.000%	4/15/25	B+	865,200
2,500	NOVA Chemicals Corp, 144A	5.000%	5/01/25	BB+	2,550,000
2,250	OCI NV, 144A	6.625%	4/15/23	BB	2,345,625
1,050	OCI NV, 144A	5.250%	11/01/24	BB	1,089,375
1,500	Olin Corp	5.125%	9/15/27	BB+	1,563,750
3,000	Starfruit Finco BV / Starfruit US Holdco LLC, 144A	8.000%	10/01/26	B–	3,180,000
350	Univar Solutions USA Inc, 144A	5.125%	12/01/27	BB	365,323
15,990	Total Chemicals				16,549,273

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies – 4.1%

$3,000	ADT Security Corp, 144A	4.875%	7/15/32	BB–	$2,752,500
1,100	Allied Universal Holdco LLC / Allied Universal Finance Corp, 144A	6.625%	7/15/26	BB–	1,182,170
1,100	Allied Universal Holdco LLC / Allied Universal Finance Corp, 144A	9.750%	7/15/27	CCC+	1,175,097
1,500	Cimpress PLC, 144A	7.000%	6/15/26	B	1,608,750
2,515	Covanta Holding Corp	5.875%	7/01/25	B1	2,653,325
3,250	GFL Environmental Inc, 144A	7.000%	6/01/26	CCC+	3,433,300
100	GFL Environmental Inc, 144A	5.125%	12/15/26	B+	105,138
525	GFL Environmental Inc, 144A	8.500%	5/01/27	CCC+	577,500
1,500	RR Donnelley & Sons Co	6.500%	11/15/23	B–	1,533,750
2,000	Waste Pro USA Inc, 144A	5.500%	2/15/26	B+	2,085,000
16,590	Total Commercial Services & Supplies				17,106,530

	Communications Equipment – 1.6%

3,775	CommScope Inc, 144A	8.250%	3/01/27	B–	3,973,188
2,000	IHS Netherlands Holdco BV, 144A	7.125%	3/18/25	B+	2,106,000
425	ViaSat Inc, 144A	5.625%	4/15/27	BB+	454,750
6,200	Total Communications Equipment				6,533,938

	Construction & Engineering – 0.2%

1,000	Cornerstone Building Brands Inc, 144A	8.000%	4/15/26	B–	1,042,500

	Construction Materials – 1.7%

4,000	Cemex SAB de CV, 144A	5.700%	1/11/25	BB	4,110,040
3,000	Gates Global LLC / Gates Global Co, 144A	6.250%	1/15/26	B	3,051,630
7,000	Total Construction Materials				7,161,670

	Consumer Finance – 3.5%

3,000	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	2,639,940
1,250	Enova International Inc, 144A	8.500%	9/01/24	B2	1,190,625
2,000	Enova International Inc, 144A	8.500%	9/15/25	B2	1,890,000
1,000	Navient Corp	7.250%	9/25/23	BB	1,130,030
3,750	Refinitiv US Holdings Inc, 144A	8.250%	11/15/26	B+	4,223,437
4,000	TMX Finance LLC / TitleMax Finance Corp, 144A	11.125%	4/01/23	B–	3,620,000
15,000	Total Consumer Finance				14,694,032

	Containers & Packaging – 0.6%

250	Berry Global Inc, 144A	5.625%	7/15/27	BB	268,125
2,000	Crown Americas LLC / Crown Americas Capital Corp IV	4.500%	1/15/23	BB–	2,102,500
2,250	Total Containers & Packaging				2,370,625

	Distributors – 0.4%

1,500	American Builders & Contractors Supply Co Inc, 144A	5.875%	5/15/26	B+	1,593,750

	Diversified Consumer Services – 0.5%

2,000	frontdoor Inc, 144A	6.750%	8/15/26	B2	2,180,000

	Diversified Financial Services – 1.2%

2,000	Avation Capital SA, 144A	6.500%	5/15/21	BB–	2,077,500
2,907	Cometa Energia SA de CV, 144A	6.375%	4/24/35	BBB	3,161,419
4,907	Total Diversified Financial Services				5,238,919

	Diversified Telecommunication Services – 4.1%

1,500	CenturyLink Inc	5.800%	3/15/22	BB	1,576,905
800	Colombia Telecomunicaciones SA ESP, 144A	5.375%	9/27/22	BBB–	806,008
1,000	Consolidated Communications Inc	6.500%	10/01/22	CCC+	905,000
1,260	CSC Holdings LLC, 144A	10.875%	10/15/25	B	1,408,050
2,000	Embarq Corp	7.995%	6/01/36	BB	2,115,000
3,250	Sprint Capital Corp	6.875%	11/15/28	B+	3,501,875
2,000	Telecom Italia Capital SA	7.200%	7/18/36	BB+	2,369,600
2,400	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	2,561,489
2,000	Zayo Group LLC / Zayo Capital Inc, 144A	5.750%	1/15/27	B	2,032,500
16,210	Total Diversified Telecommunication Services				17,276,427

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 2.0%

$2,250	Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A	6.250%	12/10/24	BB+	$2,418,075
1,630	Empresas Publicas de Medellin ESP, 144A	4.250%	7/18/29	BBB	1,693,904
2,500	Talen Energy Supply LLC	6.500%	6/01/25	B	2,133,575
1,250	Vistra Operations Co LLC, 144A	5.500%	9/01/26	BB	1,325,000
775	Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB	816,656
8,405	Total Electric Utilities				8,387,210

	Electronic Equipment, Instruments & Components – 0.6%

1,925	Ingram Micro Inc	5.450%	12/15/24	BBB–	2,020,986
375	MTS Systems Corp, 144A	5.750%	8/15/27	B+	391,875
2,300	Total Electronic Equipment, Instruments & Components				2,412,861

	Energy Equipment & Services – 2.5%

1,200	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,269,000
1,625	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	1,673,750
3,125	Ensign Drilling Inc, 144A	9.250%	4/15/24	BB–	2,949,219
800	Transocean Inc, 144A	9.000%	7/15/23	B–	845,000
2,000	Transocean Inc, 144A	7.250%	11/01/25	B–	1,960,000
3,300	Valaris plc	7.750%	2/01/26	B–	1,864,335
12,050	Total Energy Equipment & Services				10,561,304

	Entertainment – 0.4%

2,000	AMC Entertainment Holdings Inc	5.875%	11/15/26	B3	1,802,500

	Equity Real Estate Investment Trust – 1.0%

755	Cibanco SA Ibm / PLA Administradora Industrial S de RL de CV, 144A	4.962%	7/18/29	Baa3	780,489
2,250	Iron Mountain Inc, 144A	5.250%	3/15/28	BB–	2,340,000
1,250	iStar Inc	5.250%	9/15/22	BB	1,282,812
4,255	Total Equity Real Estate Investment Trust				4,403,301

	Food & Staples Retailing – 0.4%

1,500	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	7.500%	3/15/26	BB–	1,683,750

	Food Products – 2.0%

1,050	BRF SA, 144A	4.875%	1/24/30	Ba2	1,082,823
1,500	Kernel Holding SA, 144A	6.500%	10/17/24	BB–	1,548,750
2,500	MARB BondCo PLC, 144A	6.875%	1/19/25	BB–	2,654,075
3,000	Post Holdings Inc, 144A	5.625%	1/15/28	B+	3,232,500
8,050	Total Food Products				8,518,148

	Gas Utilities – 0.8%

1,680	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.500%	6/01/24	BB–	1,726,200
1,500	Superior Plus LP / Superior General Partner Inc, 144A	7.000%	7/15/26	BB	1,610,625
3,180	Total Gas Utilities				3,336,825

	Health Care Providers & Services – 3.1%

2,000	Centene Corp, 144A	5.375%	6/01/26	BBB–	2,122,500
3,390	CHS/Community Health Systems Inc	6.250%	3/31/23	BB	3,440,850
2,650	HCA Inc	5.625%	9/01/28	Ba2	3,019,940
475	HCA Inc	5.875%	2/01/29	Ba2	549,219
1,000	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	1,130,000
1,000	Tenet Healthcare Corp	6.750%	6/15/23	B–	1,098,710
1,750	Tenet Healthcare Corp	4.625%	7/15/24	BB–	1,791,562
12,265	Total Health Care Providers & Services				13,152,781

	Health Care Technology – 0.2%

2,295	Exela Intermediate LLC / Exela Finance Inc, 144A	10.000%	7/15/23	CCC–	918,000

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 4.5%

$2,000	Golden Nugget Inc, 144A	6.750%	10/15/24	B3	$2,070,000
2,500	Hilton Domestic Operating Co Inc	5.125%	5/01/26	BB+	2,631,250
2,000	International Game Technology PLC, 144A	6.250%	1/15/27	BB+	2,250,000
675	Melco Resorts Finance Ltd, 144A	5.625%	7/17/27	BB	702,320
1,175	MGM China Holdings Ltd, 144A	5.875%	5/15/26	BB–	1,245,500
2,160	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	4.500%	1/15/28	BB+	2,257,200
2,000	Scientific Games International Inc, 144A	5.000%	10/15/25	B+	2,095,000
225	Scientific Games International Inc, 144A	7.000%	5/15/28	B–	240,750
200	Scientific Games International Inc, 144A	7.250%	11/15/29	B–	217,500
1,500	Stars Group Holdings BV / Stars Group US Co-Borrower LLC, 144A	7.000%	7/15/26	B–	1,625,625
1,500	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 144A	5.250%	5/15/27	BB	1,593,750
2,000	Wynn Macau Ltd, 144A	5.500%	10/01/27	BB–	2,080,000
17,935	Total Hotels, Restaurants & Leisure				19,008,895

	Household Durables – 1.7%

1,500	Beazer Homes USA Inc	5.875%	10/15/27	B–	1,515,000
750	M/I Homes Inc	5.625%	8/01/25	BB–	785,625
2,758	Mattamy Group Corp, 144A	6.500%	10/01/25	BB	2,944,165
1,750	TRI Pointe Group Inc	5.250%	6/01/27	BB–	1,828,750
6,758	Total Household Durables				7,073,540

	Independent Power & Renewable Electricity Producers – 1.1%

600	Azure Power Solar Energy Pvt Ltd, 144A	5.650%	12/24/24	Ba2	612,960
1,500	Calpine Corp, 144A	5.250%	6/01/26	BB+	1,561,875
2,500	TerraForm Power Operating LLC, 144A	5.000%	1/31/28	BB	2,643,275
4,600	Total Independent Power & Renewable Electricity Producers				4,818,110

	Insurance – 1.0%

1,125	Acrisure LLC / Acrisure Finance Inc, 144A	10.125%	8/01/26	CCC+	1,212,188
2,000	Genworth Holdings Inc	4.800%	2/15/24	B	1,954,620
1,000	Nationstar Mortgage Holdings Inc, 144A	9.125%	7/15/26	B	1,107,500
4,125	Total Insurance				4,274,308

	Interactive Media & Services – 0.4%

1,500	Rackspace Hosting Inc, 144A	8.625%	11/15/24	B–	1,466,250

	Leisure Products – 0.8%

3,100	Mattel Inc, 144A	6.750%	12/31/25	BB–	3,331,880

	Machinery – 2.6%

1,000	Cloud Crane LLC, 144A	10.125%	8/01/24	B	1,050,000
1,500	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,603,125
1,880	Mueller Water Products Inc, 144A	5.500%	6/15/26	BB	1,981,050
2,000	Navistar International Corp, 144A	6.625%	11/01/25	B+	2,037,500
2,000	Titan Acquisition Ltd / Titan Co-Borrower LLC, 144A	7.750%	4/15/26	CCC+	1,980,000
2,000	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	2,083,200
10,380	Total Machinery				10,734,875

	Marine – 0.5%

2,000	Stena International SA, 144A	5.750%	3/01/24	BB–	2,050,000

	Media – 9.1%

3,250	Altice France SA/France, 144A	7.375%	5/01/26	B	3,489,330
2,150	Altice Luxembourg SA, 144A	10.500%	5/15/27	B–	2,451,107
2,000	AMC Networks Inc	4.750%	8/01/25	BB	2,007,500
2,000	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.500%	5/01/26	BB+	2,107,500
1,250	CSC Holdings LLC, 144A	5.375%	2/01/28	BB	1,332,813
1,675	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	B	1,628,937
1,250	DISH DBS Corp	5.875%	11/15/24	B1	1,277,344
1,250	DISH DBS Corp	7.750%	7/01/26	B1	1,324,238
2,000	Entercom Media Corp, 144A	7.250%	11/01/24	B–	2,105,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$100	Entercom Media Corp, 144A	6.500%	5/01/27	B	$107,000
1,500	Lee Enterprises Inc, 144A	9.500%	3/15/22	B2	1,395,000
2,000	Meredith Corp	6.875%	2/01/26	B+	2,079,400
2,500	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB	2,509,375
250	Scripps Escrow Inc, 144A	5.875%	7/15/27	B	261,875
3,000	Sirius XM Radio Inc, 144A	5.000%	8/01/27	BB	3,165,000
2,700	Terrier Media Buyer Inc, 144A	8.875%	12/15/27	CCC+	2,855,250
2,500	UPC Holding BV, 144A	5.500%	1/15/28	B	2,534,375
2,250	Urban One Inc, 144A	7.375%	4/15/22	B2	2,216,250
925	Virgin Media Secured Finance PLC, 144A	5.500%	5/15/29	BB+	979,344
2,247	VTR Finance BV, 144A	6.875%	1/15/24	BB–	2,297,557
36,797	Total Media				38,124,195

	Metals & Mining – 6.4%

2,750	Alcoa Nederland Holding BV, 144A	6.125%	5/15/28	BB+	2,976,875
3,000	AngloGold Ashanti Holdings PLC	6.500%	4/15/40	Baa3	3,391,425
565	Century Aluminum Co, 144A	7.500%	6/01/21	B	553,700
1,000	Commercial Metals Co	5.375%	7/15/27	BB+	1,050,000
1,000	Constellium SE, 144A	6.625%	3/01/25	B	1,037,600
1,000	First Quantum Minerals Ltd, 144A	7.500%	4/01/25	B	1,022,500
2,000	First Quantum Minerals Ltd, 144A	6.875%	3/01/26	B	2,025,000
1,500	Freeport-McMoRan Inc	5.400%	11/14/34	Ba1	1,571,250
2,000	Gold Fields Orogen Holdings BVI Ltd, 144A	6.125%	5/15/29	Baa3	2,220,000
1,735	Hudbay Minerals Inc, 144A	7.250%	1/15/23	B	1,798,978
2,200	Novolipetsk Steel Via Steel Funding DAC, 144A	4.700%	5/30/26	Baa2	2,395,470
3,500	Tronox Inc, 144A	6.500%	4/15/26	B	3,605,700
2,485	Vale Overseas Ltd	6.875%	11/10/39	BBB–	3,236,712
24,735	Total Metals & Mining				26,885,210

	Oil, Gas & Consumable Fuels – 12.2%

2,270	California Resources Corp, 144A	8.000%	12/15/22	B–	976,100
1,500	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.750%	4/15/23	B–	1,496,250
3,000	Chesapeake Energy Corp	8.000%	6/15/27	Caa3	1,860,000
1,875	Cosan Ltd, 144A	5.500%	9/20/29	BB	1,954,687
1,900	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	1,926,125
1,150	Denbury Resources Inc, 144A	9.000%	5/15/21	B	1,112,625
2,900	Denbury Resources Inc, 144A	7.750%	2/15/24	B	2,566,500
1,150	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	1,231,224
2,100	Genesis Energy LP / Genesis Energy Finance Corp	6.500%	10/01/25	B+	2,031,750
125	Global Partners LP / GLP Finance Corp, 144A	7.000%	8/01/27	B+	132,812
1,500	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	11/01/28	BB+	1,425,000
1,750	Medco Oak Tree Pte Ltd, 144A	7.375%	5/14/26	B+	1,782,818
2,500	Moss Creek Resources Holdings Inc, 144A	10.500%	5/15/27	B+	2,087,500
1,600	Murphy Oil Corp	5.875%	12/01/27	BB+	1,680,000
1,300	Navigator Holdings Ltd, 144A, Reg S	7.750%	2/10/21	N/R	1,309,141
2,000	Oasis Petroleum Inc, 144A	6.250%	5/01/26	B+	1,660,000
1,000	Parkland Fuel Corp, 144A	5.875%	7/15/27	BB	1,070,000
2,095	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB	2,236,412
2,175	Peabody Energy Corp, 144A	6.375%	3/31/25	BB–	2,001,000
625	Pertamina Persero PT, 144A	4.700%	7/30/49	Baa2	664,820
1,929	Petrobras Global Finance BV, 144A	5.093%	1/15/30	Ba2	2,066,943
3,146	Petroleos Mexicanos, 144A	6.490%	1/23/27	BBB+	3,345,331
2,000	Petroleos Mexicanos	5.350%	2/12/28	BBB+	1,990,000
3,000	Southwestern Energy Co	7.500%	4/01/26	BB	2,775,000
2,000	Sunoco LP / Sunoco Finance Corp	4.875%	1/15/23	BB	2,045,040
1,000	Sunoco LP / Sunoco Finance Corp	6.000%	4/15/27	BB	1,067,500
1,800	Targa Resources Partners LP / Targa Resources Partners Finance Corp	5.875%	4/15/26	BB	1,912,500
1,000	TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	980,000
2,200	Tullow Oil PLC, 144A	6.250%	4/15/22	B	1,985,500
1,250	Whiting Petroleum Corp	6.625%	1/15/26	BB–	851,850
1,000	WPX Energy Inc	5.750%	6/01/26	BB	1,067,500
54,840	Total Oil, Gas & Consumable Fuels				51,291,928

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Paper & Forest Products – 0.5%

$2,000	Suzano Austria GmbH	5.000%	1/15/30	BBB–	$2,102,440

	Personal Products – 0.2%

825	First Quality Finance Co Inc, 144A	5.000%	7/01/25	B+	858,347

	Pharmaceuticals – 1.2%

425	Bausch Health Americas Inc, 144A	8.500%	1/31/27	B	483,990
139	Bausch Health Cos Inc, 144A	5.875%	5/15/23	B	140,216
1,000	Bausch Health Cos Inc, 144A	5.500%	11/01/25	BB	1,045,000
750	Bausch Health Cos Inc, 144A	7.000%	1/15/28	B	825,000
450	Bausch Health Cos Inc, 144A	5.250%	1/30/30	B	466,650
2,000	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	BB	2,030,420
4,764	Total Pharmaceuticals				4,991,276

	Real Estate Management & Development – 1.1%

2,750	Hunt Cos Inc, 144A	6.250%	2/15/26	BB–	2,715,625
1,700	Kennedy-Wilson Inc	5.875%	4/01/24	BB	1,742,500
4,450	Total Real Estate Management & Development				4,458,125

	Road & Rail – 0.7%

170	Avolon Holdings Funding Ltd, 144A	5.250%	5/15/24	BBB–	185,569
839	Hertz Corp, 144A	7.625%	6/01/22	BB–	872,560
2,000	United Rentals North America Inc	4.875%	1/15/28	BB–	2,082,460
3,009	Total Road & Rail				3,140,589

	Software – 0.2%

925	SS&C Technologies Inc, 144A	5.500%	9/30/27	B+	987,438

	Specialty Retail – 3.1%

1,750	L Brands Inc	6.875%	11/01/35	Ba2	1,566,250
1,500	PetSmart Inc, 144A	5.875%	6/01/25	B	1,528,125
2,500	PetSmart Inc, 144A	8.875%	6/01/25	CCC+	2,468,750
1,750	PGT Escrow Issuer Inc, 144A	6.750%	8/01/26	B	1,874,687
1,000	Sonic Automotive Inc	6.125%	3/15/27	B+	1,042,500
1,500	Staples Inc, 144A	7.500%	4/15/26	B+	1,556,250
3,100	Staples Inc, 144A	10.750%	4/15/27	B–	3,146,500
13,100	Total Specialty Retail				13,183,062

	Technology Hardware, Storage & Peripherals – 0.9%

1,500	Seagate HDD Cayman	4.875%	6/01/27	Baa3	1,592,388
2,000	Western Digital Corp	4.750%	2/15/26	Baa3	2,085,000
3,500	Total Technology Hardware, Storage & Peripherals				3,677,388

	Thrifts & Mortgage Finance – 0.4%

1,750	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%	10/01/25	BB	1,815,625

	Trading Companies & Distributors – 1.3%

2,500	Ashtead Capital Inc, 144A, (3)	5.250%	8/01/26	BBB–	2,675,000
1,000	Beacon Roofing Supply Inc, 144A	4.875%	11/01/25	B–	1,005,000
1,500	H&E Equipment Services Inc	5.625%	9/01/25	BB–	1,571,250
5,000	Total Trading Companies & Distributors				5,251,250

	Transportation Infrastructure – 0.6%

975	Adani Ports & Special Economic Zone Ltd, 144A	4.375%	7/03/29	BBB–	1,009,326
1,500	Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	BB–	1,657,515
2,475	Total Transportation Infrastructure				2,666,841

	Wireless Telecommunication Services – 3.6%

1,900	C&W Senior Financing DAC, 144A	6.875%	9/15/27	BB–	2,031,727
2,750	Hughes Satellite Systems Corp	6.625%	8/01/26	BB	3,052,500
2,150	Level 3 Financing Inc	5.250%	3/15/26	BB	2,236,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services (continued)

$1,500	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	$1,572,765
2,000	Oztel Holdings SPC Ltd, 144A	6.625%	4/24/28	Ba1	2,122,500
1,000	Sprint Corp	7.625%	3/01/26	B+	1,102,800
2,800	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	5.152%	9/20/29	Baa2	3,052,000
14,100	Total Wireless Telecommunication Services				15,170,292
$416,434	Total Corporate Bonds (cost $412,265,773)				425,328,658

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 15.0% (10.8% of Total Investments)

	Angola – 1.0%

$1,500	Angolan Government International Bond, 144A	8.250%	5/09/28	B3	$1,617,285
900	Angolan Government International Bond, 144A	8.000%	11/26/29	B	958,909
1,500	Namibia International Bonds, 144A	5.250%	10/29/25	Ba2	1,554,984
3,900	Total Angola				4,131,178

	Argentina – 0.4%

1,000	Argentine Republic Government International Bond	6.875%	4/22/21	Caa2	540,000
2,350	Argentine Republic Government International Bond	7.500%	4/22/26	Caa2	1,222,000
3,350	Total Argentina				1,762,000

	Bahrain – 0.6%

2,000	Bahrain Government International Bond, 144A	7.000%	10/12/28	BB–	2,366,088

	Brazil – 0.5%

2,000	Brazilian Government International Bond	4.500%	5/30/29	Ba2	2,119,000

	Costa Rica – 0.8%

3,300	Costa Rica Government International Bond, 144A	6.125%	2/19/31	B+	3,510,375

	Dominican Republic – 1.0%

3,000	Dominican Republic International Bond, 144A	5.500%	1/27/25	BB–	3,228,780
1,000	Dominican Republic International Bond, 144A	6.875%	1/29/26	BB–	1,141,260
4,000	Total Dominican Republic				4,370,040

	Ecuador – 0.3%

1,500	Ecuador Government International Bond, 144A	10.750%	1/31/29	B–	1,462,500

	Egypt – 0.8%

1,300	Egypt Government International Bond, 144A	5.875%	6/11/25	B+	1,381,250
1,800	Egypt Government International Bond, 144A	7.053%	1/15/32	B+	1,885,896
3,100	Total Egypt				3,267,146

	El Salvador – 0.7%

2,100	El Salvador Government International Bond, 144A	7.750%	1/24/23	B–	2,304,750
725	El Salvador Government International Bond, 144A	7.650%	6/15/35	B+	826,500
2,825	Total El Salvador				3,131,250

	Ghana – 0.8%

3,325	Ghana Government International Bond, 144A	8.125%	3/26/32	B	3,383,540

	Guatemala – 0.8%

700	Guatemala Government Bond, 144A	4.375%	6/05/27	Ba1	724,500
2,350	Guatemala Government Bond, 144A	6.125%	6/01/50	Ba1	2,770,086
3,050	Total Guatemala				3,494,586

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Honduras – 0.8%

$1,000	Honduras Government International Bond, 144A	8.750%	12/16/20	BB–	$1,052,500
2,000	Honduras Government International Bond, 144A	6.250%	1/19/27	BB–	2,182,500
3,000	Total Honduras				3,235,000

	Iraq – 0.5%

2,000	Iraq International Bond, 144A	5.800%	1/15/28	N/R	1,953,744

	Jamaica – 0.5%

1,700	Jamaica Government International Bond	7.875%	7/28/45	B+	2,295,000

	Jordan – 0.4%

1,500	Jordan Government International Bond, 144A	5.750%	1/31/27	B+	1,582,074

	Kenya – 0.5%

2,000	Kenya Government International Bond, 144A	7.000%	5/22/27	B+	2,128,188

	Nigeria – 0.6%

1,000	Nigeria Government International Bond, 144A	7.625%	11/21/25	B+	1,103,200
1,425	Nigeria Government International Bond, 144A	7.875%	2/16/32	B+	1,477,474
2,425	Total Nigeria				2,580,674

	Oman – 0.6%

1,000	Oman Government International Bond, 144A	4.750%	6/15/26	Ba1	1,013,750
1,500	Oman Government International Bond, 144A	6.000%	8/01/29	Ba1	1,565,640
2,500	Total Oman				2,579,390

	Pakistan – 0.4%

1,450	Pakistan Government International Bond, 144A	6.875%	12/05/27	B–	1,508,841

	Senegal – 0.4%

1,500	Senegal Government International Bond, 144A	6.250%	5/23/33	Ba3	1,575,699

	South Africa – 0.7%

2,600	Republic of South Africa Government International Bond	5.875%	9/16/25	Baa3	2,861,586

	Sri Lanka – 0.7%

3,000	Sri Lanka Government International Bond, 144A	6.125%	6/03/25	B	2,917,296

	Turkey – 0.8%

3,450	Turkey Government International Bond	5.750%	3/22/24	BB–	3,526,052

	Ukraine – 0.4%

1,425	Ukraine Government International Bond, 144A	7.750%	9/01/25	B	1,555,034
$60,900	Total Sovereign Debt (cost $62,425,392)				63,296,281

Principal Amount (000)	Description (1), (4)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 8.0% (5.7% of Total Investments)

	Banks – 7.2%

$1,400	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (5)	Ba2	$1,480,500
1,980	Banco Mercantil del Norte SA/Grand Cayman, 144A	6.750%	N/A (5)	BB	2,056,745
1,000	Bancolombia SA	4.625%	12/18/29	BB+	1,013,750
2,000	Barclays PLC	7.750%	N/A (5)	BB+	2,185,000
2,000	BNP Paribas SA, 144A	6.625%	N/A (5)	BBB–	2,160,000
4,215	Credit Agricole SA, 144A	8.125%	N/A (5)	BBB–	5,110,688
925	Intesa Sanpaolo SpA, 144A	7.700%	N/A (5)	BB–	1,002,469
2,000	Lloyds Banking Group PLC	7.500%	N/A (5)	Baa3	2,210,000
2,000	Macquarie Bank Ltd/London, 144A	6.750%	N/A (5)	BB+	2,070,000
2,255	Royal Bank of Scotland Group PLC	7.500%	N/A (5)	BB+	2,304,339
3,115	Societe Generale SA, 144A	6.750%	N/A (5)	BB+	3,438,181
4,000	UBS Group AG, 144A	7.000%	N/A (5)	BBB–	4,370,000
935	UniCredit SpA, Reg S	8.000%	N/A (5)	B+	1,019,150
27,825	Total Banks				30,420,822

Principal Amount (000)	Description (1), (3)			Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 0.8%

$1,500	Credit Suisse Group AG, 144A			7.500%	N/A (5)	BB	$1,641,525
1,500	Credit Suisse Group AG, 144A			6.375%	N/A (5)	Ba2	1,617,000
3,000	Total Capital Markets						3,258,525
$30,825	Total Contingent Capital Securities (cost $30,888,792)						33,679,347

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 7.1% (5.1% of Total Investments) (6)

	Auto Components – 0.4%

$1,650	Autokiniton US Holdings, Inc.Term Loan	7.549%	1-Month LIBOR	5.750%	5/22/25	BB–	$1,645,875

	Commercial Services & Supplies – 0.8%

2,500	Dun & Bradstreet Corporation, Term Loan	6.792%	1-Month LIBOR	5.000%	2/06/26	BB	2,525,000
990	Packers Holdings, LLC2017, Term Loan B	4.987%	1-Month LIBOR	3.250%	12/04/24	B+	992,374
3,490	Total Commercial Services & Supplies						3,517,374

	Containers & Packaging – 0.9%

1,725	Plaze, Inc.2019, Term Loan B	5.191%	1-Month LIBOR	3.500%	8/03/26	B2	1,728,234
1,825	Pregis TopCo Corporation1st Lien, Term Loan	5.799%	1-Month LIBOR	4.000%	7/31/26	B	1,829,280
200	Tank Holding Corp. 2019, Term Loan B	5.745%	1-Month LIBOR	4.000%	3/26/26	B	200,576
3,750	Total Containers & Packaging						3,758,090

	Electric Utilities – 0.3%

1,247	Talen Energy Supply, LLC2019, Term Loan B	5.549%	1-Month LIBOR	3.750%	7/08/26	BB	1,250,510

	Electronic Equipment, Instruments & Components – 0.4%

1,845	II–VI Incorporated, Term Loan B	5.447%	3-Month LIBOR	3.500%	9/24/26	BB+	1,855,755

	Health Care Equipment & Supplies – 0.5%

1,985	Auris Luxembourg III S.a.r.l.2019 USD, Term Loan B2	5.549%	1-Month LIBOR	3.750%	2/27/26	B+	1,998,241

	Health Care Providers & Services – 1.0%

1,995	Gentiva Health Services, Inc.2018 1st Lien, Term Loan	5.563%	1-Month LIBOR	3.750%	7/02/25	B1	2,008,046
1,985	RegionalCare Hospital Partners Holdings, Inc. 2018, Term Loan B	6.299%	1-Month LIBOR	4.500%	11/17/25	B+	2,003,610
3,980	Total Health Care Providers & Services						4,011,656

	Industrial Conglomerates – 0.6%

2,644	U.S. Renal Care, Inc. 2019, Term Loan B	6.813%	1-Month LIBOR	5.000%	6/26/26	B	2,630,528

	Insurance – 0.4%

1,000	Asurion LLC2017 2nd Lien, Term Loan	8.299%	1-Month LIBOR	6.500%	8/04/25	B	1,014,625
675	Hub International Limited2019 Incremental, Term Loan B	5.903%	3-Month LIBOR	4.000%	4/25/25	B	682,681
1,675	Total Insurance						1,697,306

	IT Services – 0.5%

1,985	NeuStar, Inc., Term Loan B5	6.299%	1-Month LIBOR	4.500%	8/08/24	B+	1,894,017

	Oil, Gas & Consumable Fuels – 0.1%

600	Buckeye Partners, L.P. 2019, Term Loan B	4.441%	1-Month LIBOR	2.750%	11/01/26	BBB–	606,168

	Paper & Forest Products – 0.4%

1,500	Clearwater Paper Corporation, Term Loan B	5.000%	1-Month LIBOR	3.250%	7/26/26	BB+	1,507,500

	Semiconductors & Semiconductor Equipment – 0.1%

474	Ultra Clean Holdings, Inc, Term Loan B	6.299%	1-Month LIBOR	4.500%	8/27/25	B+	475,198

	Software – 0.5%

1,995	Sirius Computer Solutions, Inc. 2019, Term Loan B	6.049%	1-Month LIBOR	4.250%	7/03/26	Ba3	2,007,476

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	Specialty Retail – 0.2%

$992	PetSmart, Inc.Non–Consenting, Term Loan B	4.740%	1-Month LIBOR	3.000%	3/11/22	B	$967,403
$29,812	Total Variable Rate Senior Loan Interests (cost $29,404,715)						29,823,097

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.1% (5.1% of Total Investments)

	Automobiles – 0.7%

$3,000	General Motors Financial Co Inc			5.750%	N/A (5)	BB+	$3,052,500

	Banks – 1.2%

3,000	Bank of America Corp			6.100%	N/A (5)	BBB–	3,341,400
1,500	Citigroup Inc			5.000%	N/A (5)	BB+	1,571,250
4,500	Total Banks						4,912,650

	Capital Markets – 0.6%

2,000	Dresdner Funding Trust I, 144A			8.151%	6/30/31	Ba1	2,690,000

	Commercial Services & Supplies – 0.6%

2,500	AerCap Holdings NV			5.875%	10/10/79	BB+	2,676,425

	Food Products – 0.8%

1,500	Land O’ Lakes Inc, 144A			8.000%	N/A (5)	BB	1,515,000
2,000	Land O’ Lakes Inc, 144A			7.000%	N/A (5)	BB	1,860,000
3,500	Total Food Products						3,375,000

	Independent Power & Renewable Electricity Producers – 0.3%

1,000	AES Gener SA, 144A			7.125%	3/26/79	BB	1,049,516

	Insurance – 1.1%

2,000	Assurant Inc			7.000%	3/27/48	BB+	2,240,000
2,000	QBE Insurance Group Ltd, Reg S			6.750%	12/02/44	BBB	2,240,000
4,000	Total Insurance						4,480,000

	Wireless Telecommunication Services – 1.8%

2,000	Colombia Telecomunicaciones SA ESP, 144A			8.500%	N/A (5)	BB	2,020,020
2,000	Network i2i Ltd, 144A			5.650%	N/A (5)	BB	1,976,000
3,000	Vodafone Group PLC			7.000%	4/04/79	BB+	3,520,040
7,000	Total Wireless Telecommunication Services						7,516,060
$27,500	Total $1,000 Par (or similar) Institutional Preferred (cost $28,072,064)						29,752,151

Shares	Description (1)			Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.6% (0.5% of Total Investments)

	Food Products – 0.3%

50,000	CHS Inc			7.100%		N/R	$1,362,000

	Oil, Gas & Consumable Fuels – 0.3%

60,000	NuStar Energy LP			8.500%		B1	1,444,200
	Total $25 Par (or similar) Retail Preferred (cost $2,872,500)						2,806,200
	Total Long-Term Investments (cost $565,929,236)						584,685,734

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.6% (0.4% of Total Investments)

	REPURCHASE AGREEMENTS – 0.6% (0.4% of Total Investments)

$2,370	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $2,370,141, collateralized by $2,400,000 U.S. Treasury Notes, 2.125%, due 5/31/21 , value $2,421,475	0.650%	1/02/20	$2,370,055
	Total Short-Term Investments (cost $2,370,055)			2,370,055
	Total Investments (cost $568,299,291) – 139.6%			587,055,789
	Borrowings – (41.7)% (8), (9)			(175,200,000)
	Other Assets Less Liabilities – 2.1% (10)			8,624,038
	Net Assets Applicable to Common Shares – 100%			$420,479,827

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$87,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(2,678,752)	$(2,678,752)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub–classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(5)	Perpetual security. Maturity date is not applicable.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	Borrowings as a percentage of Total Investments is 29.8%.

(9)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(10)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-Kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2019

Assets
Long-term investments, at value (cost $565,929,236)	$584,685,734
Short-term investments, at value (cost approximates value)	2,370,055
Cash	147,378
Cash collateral at brokers for investments in swaps(1)	351,000
Cash denominated in foreign currencies (cost $14)	14
Receivable for:
Interest	8,958,541
Investments sold	2,395,069
Other assets	160,598
Total assets	599,068,389
Liabilities
Borrowings	175,200,000
Unrealized depreciation on interest rate swaps	2,678,752
Accrued expenses:
Interest on borrowings	1,860
Management fees	427,150
Trustees fees	91,437
Other	189,363
Total liabilities	178,588,562
Net assets applicable to common shares	$420,479,827
Common shares outstanding	23,177,393
Net asset value (“NAV”) per common share outstanding	$18.14
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$231,774
Paid-in-surplus	484,641,133
Total distributable earnings	(64,393,080)
Net assets applicable to common shares	$420,479,827
Authorized common shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2019

Investment Income	$38,359,760
Tax withheld	(84)
Total investment income	38,359,676
Expenses
Management fees	4,953,364
Interest expense on borrowings	5,365,598
Custodian fees	147,345
Trustees fees	16,249
Professional fees	83,440
Shareholder reporting expenses	60,601
Shareholder servicing agent fees	450
Stock exchange listing fees	6,862
Investor relations expenses	26,396
Other	17,718
Total expenses	10,678,023
Net investment income (loss)	27,681,653
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(6,538,706)
Forward foreign currency contracts	17,904
Futures contracts	(799,119)
Swaps	313,047
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	61,781,621
Forward foreign currency contracts	(71,276)
Futures contracts	259,161
Swaps	(4,645,640)
Net realized and unrealized gain (loss)	50,316,992
Net increase (decrease) in net assets applicable to common shares from operations	$77,998,645

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$27,681,653	$29,316,774
Net realized gain (loss) from:
Investments and foreign currency	(6,538,706)	(13,681,423)
Forward foreign currency contracts	17,904	89,706
Futures contracts	(799,119)	418,945
Swaps	313,047	77,716
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	61,781,621	(44,018,952)
Forward foreign currency contracts	(71,276)	201,107
Futures contracts	259,161	(320,705)
Swaps	(4,645,640)	1,035,601
Net increase (decrease) in net assets applicable to common shares from operations	77,998,645	(26,881,231)
Distributions to Common Shareholders
Dividends	(27,788,291)	(29,521,595)
Return of capital	(812,612)	(1,816,322)
Decrease in net assets applicable to common shares from distributions to common shareholders	(28,600,903)	(31,337,917)
Capital Share Transactions
Cost of common shares repurchased and retired	—	(757,144)
Net increase (decrease) in net assets applicable to common shares from capital common share transactions	—	(757,144)
Net increase (decrease) in net assets applicable to common shares	49,397,742	(58,976,292)
Net assets applicable to common shares at the beginning of period	371,082,085	430,058,377
Net assets applicable to common shares at the end of period	$420,479,827	$371,082,085

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2019

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$77,998,645
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(244,422,699)
Proceeds from sales and maturities of investments	244,349,774
Proceeds from (Purchases of) short-term investments, net	3,963,567
Proceeds from (Payments for) closed foreign currency spot contracts	(602)
Payment-in-kind distributions	(546)
Amortization (Accretion) of premiums and discounts, net	(869,045)
(Increase) Decrease in:
Receivable for interest	601,189
Receivable for investments sold	(2,395,069)
Receivable for reclaims	21,313
Other assets	(1,729)
Increase (Decrease) in:
Payable for variation margin on futures contracts	(33,984)
Accrued interest on borrowings	(40)
Accrued management fees	22,380
Accrued Trustees fees	6,466
Accrued other expenses	70,302
Net realized (gain) loss from investments and foreign currency	6,538,706
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(61,781,621)
Forward foreign currency contracts	71,276
Swaps	4,645,640
Net cash provided by (used in) operating activities	28,783,923
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(28,600,903)
Net cash provided by (used in) financing activities	(28,600,903)
Net Increase (Decrease) in Cash, Cash Denominated in Foreign Currency and Cash Collateral at Brokers	183,020
Cash, cash denominated in foreign currency, and cash collateral at brokers at the beginning of period	315,372
Cash, cash denominated in foreign currency, and cash collateral at brokers at the end of period	$498,392

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$5,275,679

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Discounts from Common Shares		Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Repurchased and Retired	Repurchased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 12/31:
2019	$16.01	$1.19	$2.17	$3.36	$(1.20)	$—	$(0.03)	$(1.23)	$—	$—	$18.14	$16.38
2018	18.51	1.26	(2.42)	(1.16)	(1.27)	—	(0.08)	(1.35)	0.01	—	16.01	13.65
2017	17.82	1.42	0.71	2.13	(1.34)	—	(0.10)	(1.44)	—	—	18.51	16.91
2016	16.05	1.47	1.83	3.30	(1.51)	—	(0.03)	(1.54)	0.01	—	17.82	15.99
2015	19.46	1.58	(3.64)	(2.06)	(1.23)	—	(0.34)	(1.57)	0.09	0.13	16.05	13.74

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2019	$175,200	$3,400
2018	175,200	3,118
2017	175,200	3,455
2016	164,800	3,513
2015	170,500	3,196

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income	Portfolio Turnover Rate(d)

21.54%	29.93%	$420,480	2.64%	6.84%	43%
(6.67)	(11.97)	371,082	2.51	7.10	61
12.25	15.14	430,058	2.08	7.70	77
21.85	29.26	414,084	1.97	8.91	49
(10.36)	(12.07)	374,403	1.86	8.36	61

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, (as described in Note 9 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2019	1.33%
2018	1.19
2017	0.78
2016	0.66
2015	0.49

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

Nuveen Global High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGH.” The Fund was organized as a Massachusetts business trust on August 5, 2014.

The end of the reporting period for the Fund is December 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2019 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$25,678,005	4.4%
Canada	20,314,176	3.5
Mexico	15,444,023	2.6
France	14,723,651	2.5
Brazil	14,133,858	2.4
Australia	9,533,780	1.6
Luxembourg	9,271,491	1.6
South Africa	8,473,011	1.4
Japan	7,656,675	1.3
Switzerland	7,628,525	1.3
Germany	7,215,500	1.2
China	7,179,377	1.2
Ireland	6,808,152	1.2
Other	115,232,648	19.7
Total non-U.S. securities	$269,292,872	45.9%

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund’s financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s common shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange common shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$425,328,658	$—	$425,328,658
Sovereign Debt	—	63,296,281	—	63,296,281
Contingent Capital Securities	—	33,679,347	—	33,679,347
Variable Rate Senior Loan Interests	—	29,823,097	—	29,823,097
$1,000 Par (or similar) Institutional Preferred	—	29,752,151	—	29,752,151
$25 Par (or similar) Retail Preferred	2,806,200	—	—	2,806,200

Short-Term Investments:
Repurchase Agreements	—	2,370,055	—	2,370,055

Investments in Derivatives:
Interest Rate Swaps**	—	(2,678,752)	—	(2,678,752)
Total	$2,806,200	$581,570,837	$—	$584,377,037
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$2,370,055	$(2,370,055)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $244,422,699 and $244,349,774, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

The Fund is authorized to enter into forward foreign currency contracts (“forward contract”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead or decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund used foreign currency contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency contracts outstanding*	$3,218,888
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency rate	Forward contracts	$17,904	$(71,276)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$8,090,334
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(799,119)	$259,161

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$87,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(2,678,752)
**

Some swaps contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amount Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$—	$(2,678,752)	$(2,678,752)	$—	$2,678,752	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$313,047	$(4,645,640)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

5. Fund Shares

Common Share Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/19	Year Ended 12/31/18
Common shares repurchased and retired	—	(54,682)
Weighted average common share:
Price per share repurchased and retired	$—	$13.83
Discount per share repurchased and retired	—%	16.33%

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to common shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to common shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$569,042,179
Gross unrealized:
Appreciation	$29,092,867
Depreciation	(13,758,009)
Net unrealized appreciation (depreciation) of investments	$15,334,858

Permanent differences, primarily due to foreign currency transactions, treatment of notional principal contracts, complex securities character adjustments, and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2019, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2019 ended December 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019
Distributions from net ordinary income¹	$27,788,291
Distributions from net long-term capital gains	—
Return of capital	812,612

2018
Distributions from net ordinary income[1]	$29,521,595
Distributions from net long-term capital gains	—
Return of capital	1,816,322

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of December 31, 2019, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$22,644,386
Long-term	57,014,873
Total	$79,659,259

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2019, the complex-level fee for the Fund was 0.1562%.

Notes to Financial Statements (continued)

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing agreement as a means of leverage.

As of the end of the reporting period, the Fund has a $180,000,000 (maximum commitment amount) committed 364-day revolving line of credit (“Borrowings”), with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $175,200,000.

Interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of 6.) one-month LIBOR (London Inter-Bank Offered Rate) plus 0.70% on (b) Federal Funds rate plus 0.70%. The Fund also accrued a 0.15% per annum commitment fee based on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount otherwise the per annum commitment fee is 0.25%.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on these Borrowings were $175,200,000 and 2.97%.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and commitment fees are each recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. Subsequent Events

Borrowings

During January 2020, the Fund increased its outstanding balance on its Borrowings to $178,000,000.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JGH
% DRD	4.5%
% QDI	11.8%

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2019.

JGH
% of Interest-Related Dividends	53.5%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JGH
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Barclays Global High Yield Hedged Index: An unmanaged index considered representative of fixed-rate, non-investment grade debt of companies in the U.S., developed markets and emerging markets. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCos investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		157

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		157

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		157

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		157

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		157

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		157

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		157

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		157

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director (from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Effective July 1, 2017, Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund (JDD) and Nuveen Real Estate Income Fund (JRS). Effective February 27, 2020, Mr. Young was appointed as a Board Member of JDD and JRS.

(3)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-E-1219D 1077305-INV-Y-02/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2019	$54,555	$0	$257	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2018	$54,636	$0	$636	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2019	$257	$0	$0	$257
December 31, 2018	$636	$0	$0	$636

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Michael Ainge, CFA, is a managing director and oversees the leveraged finance research for TIAA Investments. Michael is responsible for managing the organization’s global public fixed income leveraged finance credit research analysts. Additionally, he is responsible for covering the chemical, energy and utility sectors.

Previously, Michael served as co-head of structured product research. Prior to joining the leveraged finance team in 2000, he covered lease backed private placement securities and investment grade public corporate bonds in the consumer and industrial services, and aerospace and defense sectors. Michael joined TIAA Investments in 1998. He also worked at JP Morgan Investment Management and Segal Advisors as a performance analyst.

Kevin Lorenz, CFA, is a managing director and is a portfolio manager for Nuveen’s global fixed income team. He heads the leveraged finance sector team, which selects high yield and leveraged loan securities for all portfolios. He is also the lead portfolio manager for the High Yield strategies, co-manager of the Multi-Sector Bond strategy and a member of the Investment Committee, which establishes investment policy for all global fixed income products. Kevin has served in a variety of roles since joining the firm in 1987.

Anders Persson, CFA, oversees Nuveen’s global fixed income portfolio managers. His team supports sovereign, municipal, corporate credit and structured finance mandates. He is also a portfolio manager responsible for managing the organization’s leveraged loan portfolios. Prior to his current role, he was a senior research analyst for the leveraged finance team as an investment-grade research analyst. Prior to joining Nuveen/TIAA, he was a founding member of the team that established SG Cowen’s European high yield effort in London and later worked to establish the high yield research effort within Schroders Investment.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2019, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies			Other Pooled Investment Vehicles	Other Accounts
Michael Ainge	3	$1.08 billion	0	$0	0	$0	0	0	0	0	0	0
Kevin Lorenz	8	$10.91 billion	0	$0	0	$0	0	0	0	0	0	0
Anders Persson	3	$1.08 billion	0	$0	0	$0	0	0	0	0	0	0
*	Assets are as of December 31, 2019.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JGH SECURITIES AS OF DECEMBER 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Ainge	X
Kevin Lorenz	X
Anders Persson	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT

COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 6, 2020